Exhibit 10.1
Execution Copy
SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
     This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”) is entered into effective as of December 28, 2007, among MARTIN OPERATING PARTNERSHIP L.P., a Delaware limited partnership, as borrower (the “Borrower”), MARTIN MIDSTREAM PARTNERS L.P., a Delaware limited partnership (the “MLP”), MARTIN OPERATING GP LLC, a Delaware limited liability company, PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, PRISM GAS SYSTEMS GP, L.L.C., a Texas limited liability company, PRISM GULF COAST SYSTEMS, L.L.C., a Texas limited liability company, and MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., a Louisiana limited liability company, as guarantors, the financial institutions party hereto (collectively, the “Lenders”), and ROYAL BANK OF CANADA, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and as L/C Issuer, Swing Line Lender and a Lender.
     WHEREAS, the Borrower, the MLP, the Administrative Agent, and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of November 10, 2005, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of June 30, 2006 (as so amended and as further renewed, extended, amended or restated, the “Credit Agreement”);
     WHEREAS, the Borrower has requested that the Lenders agree to amend certain provisions of the Credit Agreement and increase the Aggregate Committed Sum in respect of the Revolver Facility; and
     WHEREAS, the Lenders have agreed to such amendments, subject to the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Second Amendment, terms used in this Second Amendment which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement. The interpretive provisions set forth in Section 1.02 of the Credit Agreement shall apply to this Second Amendment.
     SECTION 2. Amendments to the Credit Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 of this Second Amendment, the Revolver Commitment under the Credit Agreement is increased pursuant to Section 2.16 of the Credit Agreement from $120,000,000 to $195,000,000, the Aggregate Committed Sum under the Credit Agreement is increased from $250,000,000 to $325,000,000, and the Credit Agreement is amended as follows:
     (a) The definition of “Revolver Commitment” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:
“Revolver Commitment” means an amount (subject to reduction or cancellation as herein provided) equal to $195,000,000.
     (b) Section 2.05 of the Credit Agreement is amended by replacing the sentence reading, “Except as set forth in Section 2.16, once reduced in accordance with this Section, the Revolver Commitment may not be increased.” with the sentence, “Once reduced in accordance with this Section, the Revolver Commitment may not be increased.”

     (c) Section 2.16 of the Credit Agreement is restated in its entirety to read as follows:
“Section 2.16 [Reserved].”
     (d) The term “$120,000,000” is replaced by the term “$195,000,000” in each of (i) Exhibit A-1 to the Credit Agreement (Form of Committed Loan Notice) and (ii) Exhibit I to the Credit Agreement (Form of Swing Line Loan Notice).
     (e) Schedule 2.01 of the Credit Agreement is deleted and replaced by the attached Schedule 2.01.
     (f) Suntrust Bank shall replace Keybank National Association as Documentation Agent.
     (g) Any and all of the terms and provisions of the Loan Documents, including all exhibits to the Credit Agreement, are hereby deemed amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.
     SECTION 3. Conditions of Effectiveness. The amendments to the Credit Agreement set forth in Section 2 of this Second Amendment shall not be effective until the date (such date, the “Second Amendment Effective Date”) each of the following conditions precedent has been satisfied in full:
     (a) The Administrative Agent shall have received the following:
     (i) a counterpart of this Second Amendment executed by each of the parties hereto (which may be by telecopy transmission);
     (ii) Notes executed by the Borrower in favor of those Lenders increasing their Committed Sums requesting such Notes, each in a principal amount equal to each such Lender’s Pro Rata Share of the Revolver Facility and Term Loan Facility after giving effect to this Second Amendment; and
     (iii) from each Loan Party, such certificates of secretary, assistant secretary, manager, or general partner, as applicable, as the Administrative Agent may require, certifying (A) resolutions authorizing the increase in the Aggregate Committed Sum and the execution and performance of this Second Amendment and the other Loan Documents which such Person is executing in connection herewith, (B) the incumbency and signature of the officer executing such documents, and (C) that there has been no change in such Person’s Organization Documents since June 30, 2006 (or, if there has been a change, attaching a copy thereof).
     (b) All fees, costs, and expenses due and payable at the Second Amendment Effective Date shall have been paid (including, without limitation but without duplication, the fees required to be paid pursuant to the Fee Letter dated as of December 6, 2007, between the Borrower and Royal Bank of Canada, and any expenses arising pursuant to Section 3.05 of the Credit Agreement as a result of any prepayment of Committed Revolver Loans in connection with the increase in the Revolver Commitment), and the Borrower shall have paid Attorney Costs of the Administrative Agent to the extent invoiced prior to, or on, the Second Amendment Effective Date.
     SECTION 4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Second Amendment, the Borrower represents and warrants to the Administrative Agent and to each Lender that:

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     (a) This Second Amendment, the Credit Agreement as amended hereby, and each Loan Document have been duly authorized, executed, and delivered by the Borrower and the applicable Loan Parties and constitute their legal, valid, and binding obligations enforceable in accordance with their respective terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, and similar laws affecting creditors’ rights generally and to general principles of equity).
     (b) The representations and warranties set forth in Article V of the Credit Agreement and in the Collateral Documents are true and correct in all material respects on and as of the Second Amendment Effective Date, after giving effect to this Second Amendment, as if made on and as of the Second Amendment Effective Date except to the extent such representations and warranties relate solely to an earlier date.
     (c) As of the date hereof, at the time of and after giving effect to this Second Amendment, no Default or Event of Default has occurred and is continuing.
     (d) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery, or performance by the Borrower or any Loan Party of its obligations hereunder. This Second Amendment has been duly authorized by the Borrower and each Loan Party party hereto by all necessary corporate, partnership, or limited liability company action, as applicable. The execution, delivery and performance of this Second Amendment and the documents and transactions contemplated hereby do not and will not (a) contravene the terms of the Borrower’s or any other Loan Party’s Organization Documents, (b) conflict with or result in any breach or contravention of, or result in creation of any Lien (other than Liens in favor of the Collateral Agent) under, any document evidencing any material Contractual Obligation to which the Borrower or any other Loan Party is a party or any order, injunction, writ or decree of any Governmental Authority to which the Borrower or any other Loan Party is subject, or (c) violate any Law applicable to any Loan Party.
     SECTION 5. Effect of Amendment. (a) This Second Amendment (i) except as expressly provided herein, shall not be deemed to be a consent to the modification or waiver of any other term or condition of the Credit Agreement or of any of the instruments or agreements referred to therein and (ii) shall not prejudice any right or rights which the Administrative Agent, the Collateral Agent, or the Lenders may now or hereafter have under or in connection with the Credit Agreement, as amended by this Second Amendment. Except as otherwise expressly provided by this Second Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Second Amendment and such Credit Agreement shall be read and construed as one instrument.
     (b) Each of the undersigned Guarantors hereby consents to and accepts the terms and conditions of this Second Amendment and the transactions contemplated thereby, agrees to be bound by the terms and conditions thereof, and ratifies and confirms that each Guaranty and each of the other Loan Documents to which it is a party is, and shall remain, in full force and effect after giving effect to this Second Amendment. The Borrower and each of the other Loan Parties hereby confirm and agree that all Liens and other security now or hereafter held by the Collateral Agent for the benefit of the Lenders as security for payment of the Obligations are the legal, valid, and binding obligations of the Borrower and the Loan Parties, remain in full force and effect, are unimpaired by this Second Amendment, and are hereby ratified and confirmed as security for payment of the Obligations.

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     SECTION 6. Miscellaneous. This Second Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York and applicable federal law. The captions in this Second Amendment are for convenience of reference only and shall not define or limit the provisions hereof. This Second Amendment may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Second Amendment, it shall not be necessary to produce or account for more than one such counterpart.
     SECTION 7. Entire Agreement. THE CREDIT AGREEMENT (AS AMENDED BY THIS SECOND AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
     SECTION 8. Additional Further Assurances. The parties hereto each agree to execute from time to time such further documents as may be necessary to implement the terms of this Second Amendment.
[SIGNATURES BEGIN ON NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date and year first above written.

MARTIN OPERATING PARTNERSHIP L.P.,
a Delaware limited partnership, as Borrower

By:	MARTIN OPERATING GP LLC,
its General Partner

	By:	MARTIN MIDSTREAM PARTNERS L.P.,
its Sole Member

		By:	MARTIN MIDSTREAM GP LLC,
its General Partner

			By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer
[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN MIDSTREAM PARTNERS L.P.,
a Delaware limited partnership, as a Guarantor

By:	MARTIN MIDSTREAM GP LLC,
its General Partner

	By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer
[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MARTIN OPERATING GP LLC, a Delaware limited liability company, as a Guarantor

By:	MARTIN MIDSTREAM PARTNERS L.P., its Sole Member

	By:	MARTIN MIDSTREAM GP LLC, its General Partner

		By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief
Financial Officer
[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GAS SYSTEMS I, L.P., a Texas limited partnership, as a Guarantor

	By:	Prism Gas Systems GP, L.L.C., its General Partner

	By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

PRISM GAS SYSTEMS GP, L.L.C., as a Guarantor

By:	/s/ Robert D. Bondurant

Robert D. Bondurant
Executive Vice President and Chief Financial Officer
[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PRISM GULF COAST SYSTEMS, L.L.C., as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Treasurer

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

MCLEOD GAS GATHERING AND PROCESSING COMPANY, L.L.C., as a Guarantor
By:	/s/ Ruben S. Martin
Ruben S. Martin
Sole Manager

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WOODLAWN PIPELINE CO., INC., a Texas corporation, as a Guarantor
By:	/s/ Robert D. Bondurant
Robert D. Bondurant
Executive Vice President and Chief Financial Officer

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as Administrative Agent and Collateral Agent

By:	/s/ Ann Hurley

	Name:	Ann Hurley

	Title:	Manager, Agency

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA, as a Lender, as L/C Issuer, and as Swing Line Lender

By:	/s/ Jason S. York

	Name:	Jason S. York

	Title:	Authorized Signatory

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SUNTRUST BANK, as Documentation Agent and as a Lender

By:	/s/ Carmen J. Malizia

Name:	Carmen J. Malizia

Title:	Vice President

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK, as a Lender

By:	/s/ Brian Enzler

Name:	Brian Enzler

Title:	Corporate Banking Officer

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

FORTIS CAPITAL CORP., as a Lender

By:	/s/ Casey Lowary

Name:	Casey Lowary

Title:	Director

By:	/s/ Darrell Holley

Name:	Darrell Holley

Title:	Managing Director

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Thomas E. Stelmar, Jr.

	Name:	Thomas E. Stelmar, Jr.

	Title:	AVP/Portfolio Manager

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WESTLB AG, NEW YORK BRANCH, as a Lender

By:	/s/ Karen Ngal

	Name:	Karen Ngal

	Title:	Associate Director

By:	/s/ Dominick D’Ascoli

	Name:	Dominick D’Ascoli

	Title:	Director

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender

By:	/s/ Christopher C. Patterson

	Name:	Christopher C. Patterson

	Title:	Global Operations Manager — Capital Markets

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Kenneth R. Batson, III

	Name:	Kenneth R. Batson, III

	Title:	Vice President

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, NA, as a Lender

By:	/s/ Jennifer Fitzgerald

	Name:	Jennifer Fitzgerald

	Title:	Underwriter

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NATEXIS, as a Lender

By:	/s/ Daniel Payer

	Name:	Daniel Payer

	Title:	Director

By:	/s/ Louis P. Laville, III

	Name:	Louis P. Laville, III

	Title:	Managing Director

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

ALLIED IRISH BANKS p.l.c., as a Lender

By:	/s/ Vaughn Buck

	Name:	Vaughn Buck

	Title:	Director

By:	/s/ Joseph Augustini

	Name:	Joseph Augustini

	Title:	Senior Vice President

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

AIB DEBT MANAGEMENT LIMITED, as a Lender

By:	/s/ Vaughn Buck

	Name:	Vaughn Buck

	Title:	Director

Investment Adviser to AIB Debt Management, Limited

By:	/s/ Joseph Augustini

	Name:	Joseph Augustini

	Title:	Senior Vice President

Investment Advisor to AIB Debt Management, Limited
[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTY BANK, as a Lender

By:	/s/ Jim R. Hamilton

	Name:	Jim R. Hamilton

	Title:	Senior Vice President

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Justin M. Alexander

	Name:	Justin M. Alexander

	Title:	Vice President

[SIGNATURE PAGE TO THE SECOND AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SCHEDULE 2.01
COMMITTED SUMS

			Pro Rata Share		Pro Rata Share
		Revolver	of Revolver	Term Loan	of Term Loan
	Lender	Facility	Facility	Facility	Facility	Total
1.	Royal Bank of Canada	$27,542,857.16	14.124542133%	$8,685,714.28	6.681318677%	$36,228,571.44
2.	Comerica Bank	19,882,857.14	10.196336995%	14,088,571.43	10.837362638%	33,971,428.57
3.	Suntrust Bank	21,382,857.14	10.965567764%	10,088,571.43	7.760439562%	31,471,428.57
4.	Wells Fargo Bank, N.A.	19,882,857.14	10.196336995%	10,088,571.43	7.760439562%	29,971,428.57
5.	Fortis Capital Corp.	15,882,857.14	8.145054944%	11,088,571.43	8.529670331%	26,971,428.57
6.	WestLB AG, New York Branch	17,511,428.57	8.980219779%	7,588,571.43	5.837362638%	25,100,000.00
7.	JPMorgan Chase Bank, NA	16,042,857.14	8.227106226%	7,528,571.43	5.791208792%	23,571,428.57
8.	Caterpillar Financial Services Corporation	0.00	0.000000000%	19,000,000.00	14.615384615%	19,000,000.00
9.	Amegy Bank National Association	10,885,714.29	5.582417585%	5,528,571.43	4.252747254%	16,414,285.72
10.	Natexis Banques Populaires	9,971,428.57	5.113553113%	5,028,571.43	3.868131869%	15,000,000.00
11.	Wachovia Bank, National Association	7,542,857.14	3.868131867%	5,528,571.43	4.252747254%	13,071,428.57
12.	KeyBank National Association	0.00	0.000000000%	10,728,571.42	8.252747246%	10,728,571.42
13.	Allied Irish Banks p.l.c.	10,471,428.57	5.369963369%	0.00	0.000000000%	10,471,428.57
14.	Guaranty Bank	10,000,000.00	5.128205128%	0.00	0.000000000%	10,000,000.00
15.	U.S. Bank National Association	8,000,000.00	4.102564103%	0.00	0.000000000%	8,000,000.00
16.	AIB Debt Management Limited	0.00	0.000000000%	5,028,571.43	3.868131869%	5,028,571.43
17.	McDonnell Loan Opportunity Ltd.	0.00	0.000000000%	5,000,000.00	3.846153846%	5,000,000.00
18.	Wind River CLO II Ltd.	0.00	0.000000000%	3,333,333.00	2.564102308%	3,333,333.00
19.	Wind River CLO I Ltd.	0.00	0.000000000%	1,666,667.00	1.282051538%	1,666,667.00

	Total:	$195,000,000.00		$130,000,000.00		$325,000,000.00

Schedule 2.01